UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 26, 2017
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 26, 2017, Finjan Holdings, Inc. (the “Company”) issued a press release announcing that on January 23, 2017, the Patent Trial and Appeal Board (PTAB) for the United States Patent and Trademark Office (USPTO) denied two Blue Coat Systems, Inc. petitions for Inter Partes Review (IPR) challenging the validity of Finjan’s U.S. Patent Nos. 8,225,408 (the “’408 Patent”) (Case IPR2016-01441) and 8,677,494 (the “’494 Patent”) (Case IPR2016-01443).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 26, 2017, entitled “Blue Coat’s Petitions for IPR Challenges Against Finjan Patents Denied.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: January 26, 2017	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer